SEGMENT REPORTING	12 Months Ended
Dec. 31, 2024
SEGMENT REPORTING
SEGMENT REPORTING

(9) SEGMENT REPORTING

Operating segments are defined as components of an enterprise about which separate discrete information is available for evaluation by the chief operating decision maker, or decision making group, in deciding how to allocate resources in assessing performance. The Company has one reportable segment: life science. The life science segment consists of the development of clinical and preclinical product candidates. The Company’s chief operating decision maker (“CODM”) is the chief executive officer.

The accounting policies of the life science segment are the same as those described in the summary of significant accounting policies. The CODM assesses performance for the life science segment based on net loss, which is reported on the income statement as consolidated net loss. The measure of segment assets is reported on the balance sheet as total consolidated assets.

To date, the Company has not generated any product revenue and has incurred losses and negative cash flows from operations since inception The Company’s future life science expenses will be significantly dependent on our ability to successfully consummate the Merger, related audit and legal expenses and whether we decide to pursue any future product development efforts.

The table below summarizes the significant expense categories regularly reviewed by the CODM for the years ended December 31, 2024, and 2023.

	Years ended December 31,
	2024	2023
Operating expenses:
AV-101 clinical trials	$19,740	$26,548
Employee costs	19,512	21,244
Professional fees and services	11,482	6,289
Stock-based compensation	11,311	11,907
Chemistry, manufacturing, and controls	11,110	14,339
Other segment items(a)	1,515	1,139
Interest income	(5,042)	(5,945)
Consolidated net loss	$69,628	$75,521

(a)   Other segment items include rent and facilities related expenses.